Exhibit 99.1

Vroom Announces Second Quarter 2025 Results

Continued Progress on Operational Initiatives and Improved Portfolio Performance at UACC

NEW YORK – August 7, 2025 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the second quarter ended June 30, 2025.

HIGHLIGHTS OF SECOND QUARTER 2025

•
$55.9 million consolidated total available liquidity(1) as of June 30, 2025, consisting of:
o
$14.3 million cash and cash equivalents as of June 30, 2025
o
$16.6 million of liquidity available to UACC under the warehouse credit facilities as of June 30, 2025
o
$25.0 million of available liquidity from line of credit secured in March 2025 by residual certificates, further strengthening our liquidity position to execute our long-term strategy
•
$(8.9) million net loss from continuing operations for the three months ended June 30, 2025
•
$(6.7) million Adjusted net loss(2) for the three months ended June 30, 2025
•
Stockholders' equity was $151.9 million as of June 30, 2025 and tangible book value(3) was $138.6 million as of June 30, 2025

(1)

Total available liquidity is a non-GAAP measure and represents $14.3 million of unrestricted cash and cash equivalents, as well as $16.6 million of availability from warehouse credit facilities and $25.0 million of availability from line of credit secured by residual certificates.

(2)	Adjusted net income (loss) is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.
(3)	Tangible book value is a non-GAAP measure and represents total stockholders' equity of $151.9 million, excluding intangible assets of $13.3 million as of June 30, 2025.

Tom Shortt, Chief Executive Officer of Vroom, said, “In the second quarter of 2025, our net loss and Adjusted net loss decreased year over year, driven by continued focus on operational execution, efficiency and progress in loan portfolio performance at UACC.”

Fresh Start Accounting

As a result of emerging from a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on January 14, 2025, (the "Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Vroom’s assets and liabilities were recorded at their estimated fair values which, in some cases, are significantly different than amounts included in our financial statements prior to the Effective Date. Accordingly, our condensed consolidated financial statements after the Effective Date are not comparable with our condensed consolidated financial statements on or before that date. References to “Successor” relate to our financial position and results of operations after the Effective Date. References to “Predecessor” refer to our financial position and results of operations on or before the Effective Date.

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the six months ended June 30, 2025, represent the sum of the reported amounts for the Predecessor period from January 1, 2025, through January 14, 2025, and the Successor period from January 15, 2025, through June 30, 2025. These combined results are not considered to be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined six months ended June 30, 2025, (prepared on a Non-GAAP basis) and six months ended June 30, 2024, (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

SECOND QUARTER 2025 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Successor	Predecessor
	Three Months Ended June 30,	Three Months Ended June 30,
	2025	2024	$ Change
		(in thousands)
Interest income	$45,748	$51,862	$(6,114)

Interest expense:
Warehouse credit facility	3,259	6,986	(3,727)
Securitization debt	9,883	7,995	1,888
Total interest expense	13,142	14,981	(1,839)
Net interest income	32,606	36,881	(4,275)

Realized and unrealized losses, net of recoveries	19,500	18,729	771
Net interest income after losses and recoveries	13,106	18,152	(5,046)

Noninterest income:
Servicing income	1,259	1,587	(328)
Warranties and GAP income (loss), net	3,645	1,378	2,267
CarStory revenue	1,846	2,913	(1,067)
Other income	2,067	3,141	(1,074)
Total noninterest income	8,817	9,019	(202)

Expenses:
Compensation and benefits	21,091	27,176	(6,085)
Professional fees	2,013	1,488	525
Software and IT costs	3,420	4,036	(616)
Depreciation and amortization	742	7,232	(6,490)
Interest expense on corporate debt	698	1,549	(851)
Other expenses	2,832	4,961	(2,129)
Total expenses	30,796	46,442	(15,646)

Loss from continuing operations provision for income taxes	(8,873)	(19,271)	10,398
Provision (benefit) for income taxes from continuing operations	59	(167)	226
Net loss from continuing operations	$(8,932)	$(19,104)	$10,172
Net income (loss) from discontinued operations	$413	$(2,084)	$2,497
Net loss	$(8,519)	$(21,188)	$12,669

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,	Six Months Ended June 30,	Non-GAAP
	2025	2025	2025	2024	$ Change
		(in thousands)
Interest income	$82,905	$7,183	$90,088	$102,939	$(12,851)

Interest expense:
Warehouse credit facility	7,877	1,017	8,894	16,457	(7,563)
Securitization debt	16,431	1,178	17,609	12,864	4,745
Total interest expense	24,308	2,195	26,503	29,321	(2,818)
Net interest income	58,597	4,988	63,585	73,618	(10,033)

Realized and unrealized losses, net of recoveries	30,600	6,792	37,392	49,548	(12,156)
Net interest income after losses and recoveries	27,997	(1,804)	26,193	24,070	2,123

Noninterest income:
Servicing income	2,513	192	2,705	3,606	(901)
Warranties and GAP income (loss), net	7,724	307	8,031	(8,264)	16,295
CarStory revenue	4,238	432	4,670	5,892	(1,222)
Other income	4,548	113	4,661	5,925	(1,264)
Total noninterest income	19,023	1,044	20,067	7,159	12,908

Expenses:
Compensation and benefits	37,158	2,823	39,981	51,286	(11,305)
Professional fees	7,360	297	7,657	4,831	2,826
Software and IT costs	5,822	457	6,279	8,658	(2,379)
Depreciation and amortization	1,317	1,057	2,374	14,858	(12,484)
Interest expense on corporate debt	1,178	176	1,354	2,940	(1,586)
Impairment charges	4,156	—	4,156	2,752	1,404
Other expenses	5,202	371	5,573	9,416	(3,843)
Total expenses	62,193	5,181	67,374	94,741	(27,367)

Loss from continuing operations before reorganization items and provision for income taxes	(15,173)	(5,941)	(21,114)	(63,512)	42,398
Reorganization items, net	—	51,036	51,036	—	51,036
Income (loss) from continuing operations before provision for income taxes	(15,173)	45,095	29,922	(63,512)	93,434
Provision for income taxes from continuing operations	209	5	214	269	(55)
Net income (loss) from continuing operations	$(15,382)	$45,090	$29,708	$(63,781)	$93,489
Net income (loss) from discontinued operations	$512	$(4)	$508	$(25,025)	$25,533
Net income (loss)	$(14,870)	$45,086	$30,216	$(88,806)	$119,022

Results by Segment

UACC

	Successor	Predecessor
	Three Months Ended June 30,	Three Months Ended June 30,
	2025	2024	Change	% Change
		(in thousands)
Interest income	$45,748	$52,389	$(6,641)	(12.7)%

Interest expense:
Warehouse credit facility	3,259	6,986	(3,727)	(53.3)%
Securitization debt	9,883	7,995	1,888	23.6%
Total interest expense	13,142	14,981	(1,839)	(12.3)%
Net interest income	32,606	37,408	(4,802)	(12.8)%

Realized and unrealized losses, net of recoveries	20,922	19,582	1,340	6.8%
Net interest income after losses and recoveries	11,684	17,826	(6,142)	(34.5)%

Noninterest income:
Servicing income	1,259	1,587	(328)	(20.7)%
Warranties and GAP income, net	3,673	1,640	2,033	124.0%
Other income	1,978	2,098	(120)	(5.7)%
Total noninterest income	6,910	5,325	1,585	29.8%

Expenses:
Compensation and benefits	17,443	20,539	(3,096)	(15.1)%
Professional fees	1,433	575	858	149.2%
Software and IT costs	2,688	2,605	83	3.2%
Depreciation and amortization	628	5,630	(5,002)	(88.8)%
Interest expense on corporate debt	698	629	69	11.0%
Other expenses	2,152	3,054	(902)	(29.5)%
Total expenses	25,042	33,032	(7,990)	(24.2)%

Benefit for income taxes from continuing operations	—	(234)	234	100.0%

Adjusted net loss	$(5,334)	$(8,289)	$2,955	35.6%

Stock compensation expense	$1,106	$865	$241	27.8%
Severance	$7	$493	$(486)	(98.6)%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,	Six Months Ended June 30,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Interest income	$82,905	$7,254	$90,159	$103,930	$(13,771)	(13.2)%

Interest expense:
Warehouse credit facility	7,877	1,017	8,894	16,457	(7,563)	(46.0)%
Securitization debt	16,431	1,178	17,609	12,864	4,745	36.9%
Total interest expense	24,308	2,195	26,503	29,321	(2,818)	(9.6)%
Net interest income	58,597	5,059	63,656	74,609	(10,953)	(14.7)%

Realized and unrealized losses, net of recoveries	33,612	7,647	41,259	47,343	(6,084)	(12.9)%
Net interest income (loss) after losses and recoveries	24,985	(2,588)	22,397	27,266	(4,869)	(17.9)%

Noninterest income:
Servicing income	2,513	192	2,705	3,606	(901)	(25.0)%
Warranties and GAP income, net	7,244	390	7,634	3,250	4,384	134.9%
Other income	4,213	66	4,279	4,568	(289)	(6.3)%
Total noninterest income	13,970	648	14,618	11,424	3,194	28.0%

Expenses:
Compensation and benefits	31,137	2,398	33,535	39,327	(5,792)	(14.7)%
Professional fees	4,502	172	4,674	1,451	3,223	222.1%
Software and IT costs	4,774	367	5,141	5,702	(561)	(9.8)%
Depreciation and amortization	1,107	817	1,924	11,651	(9,727)	(83.5)%
Interest expense on corporate debt	1,178	85	1,263	1,100	163	14.8%
Impairment charges	3,479	—	3,479	2,752	727	26.4%
Other expenses	3,822	262	4,084	5,577	(1,493)	(26.8)%
Total expenses	49,999	4,101	54,100	67,560	(13,460)	(19.9)%

Provision for income taxes from continuing operations	39	—	39	202	(163)	(80.7)%

Adjusted net loss	$(6,168)	$(5,910)	$(12,078)	$(24,795)	$12,717	51.3%

Stock compensation expense	$1,282	$127	$1,408	$1,033	$375	36.3%
Severance	$24	$4	$28	$493	$(465)	(94.4)%

CarStory

	Successor	Predecessor
	Three Months Ended June 30,	Three Months Ended June 30,
	2025	2024	Change	% Change
		(in thousands)
Noninterest income:
CarStory revenue	$1,846	$2,913	$(1,067)	(36.6)%
Other income	35	190	(155)	(81.6)%
Total noninterest income	1,881	3,103	(1,222)	(39.4)%

Expenses:
Compensation and benefits	1,581	2,461	(880)	(35.8)%
Professional fees	(67)	80	(147)	(183.8)%
Software and IT costs	3	21	(18)	(85.7)%
Depreciation and amortization	114	1,602	(1,488)	(92.9)%
Other expenses	136	55	81	147.3%
Total expenses	1,767	4,219	(2,452)	(58.1)%

Provision for income taxes from continuing operations	33	28	5	17.9%

Adjusted net income (loss)	$124	$(1,068)	$1,192	111.6%

Stock compensation expense	$43	$76	$(33)	(43.3)%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,	Six Months Ended June 30,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Noninterest income:
CarStory revenue	$4,238	$432	$4,670	$5,892	$(1,222)	(20.7)%
Other income	97	13	110	363	(253)	(69.7)%
Total noninterest income	4,335	445	4,780	6,255	(1,475)	(23.6)%

Expenses:
Compensation and benefits	2,941	326	3,267	4,674	(1,407)	(30.1)%
Professional fees	(67)	13	(54)	202	(256)	(126.7)%
Software and IT costs	3	2	5	188	(183)	(97.3)%
Depreciation and amortization	210	240	450	3,207	(2,757)	(86.0)%
Other expenses	274	20	294	173	121	69.9%
Total expenses	3,361	601	3,962	8,444	(4,482)	(53.1)%

Provision for income taxes from continuing operations	49	5	54	67	(13)	(19.4)%

Adjusted net income (loss)	$963	$(153)	$810	$(1,980)	$2,790	140.9%

Stock compensation expense	$30	$8	$38	$276	$(238)	(86.3)%

Corporate

	Successor	Predecessor
	Three Months Ended June 30,	Three Months Ended June 30,
	2025	2024	Change	% Change
		(in thousands)
Interest expense	$—	$(527)	$527	100.0%

Realized and unrealized losses, net of recoveries	(1,422)	(853)	(569)	66.8%
Net interest loss after losses and recoveries	1,422	325	1,096	336.8%

Noninterest income:
Warranties and GAP loss, net	(28)	(262)	234	89.3%
Other income	54	853	(799)	(93.7)%
Total noninterest income	26	591	(565)	(95.6)%

Expenses:
Compensation and benefits	2,067	4,176	(2,109)	(50.5)%
Professional fees	647	833	(186)	(22.3)%
Software and IT costs	729	1,410	(681)	(48.3)%
Interest expense on corporate debt	—	920	(920)	(100.0)%
Other expenses	544	1,852	(1,308)	(70.6)%
Total expenses	3,987	9,191	(5,204)	(56.6)%

Provision for income taxes from continuing operations	26	39	(13)	(33.3)%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,	Six Months Ended June 30,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Interest income (expense)	$—	$(71)	$(71)	$(991)	$920	92.8%

Realized and unrealized losses (gains), net of recoveries	(3,012)	(855)	(3,867)	2,205	(6,072)	(275.4)%
Net interest income after losses and recoveries	3,012	784	3,796	(3,196)	6,992	218.8%

Noninterest (loss) income:
Warranties and GAP income (loss), net	480	(83)	397	(11,514)	11,911	103.4%
Other income	238	34	272	994	(722)	(72.6)%
Total noninterest (loss) income	718	(49)	669	(10,520)	11,189	106.4%

Expenses:
Compensation and benefits	3,080	99	3,179	7,285	(4,106)	(56.4)%
Professional fees	2,925	112	3,037	3,178	(141)	(4.4)%
Software and IT costs	1,045	88	1,133	2,768	(1,635)	(59.1)%
Interest expense on corporate debt	—	91	91	1,840	(1,749)	(95.1)%
Impairment expense	677	—	677	—	677	100.0%
Other expenses	1,106	89	1,195	3,666	(2,471)	(67.4)%
Total expenses	8,833	479	9,312	18,737	(9,425)	(50.3)%

Provision for income taxes from continuing operations	121	—	121	—	121	100.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss), total available liquidity, and tangible book value.

Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Tangible book value is calculated as stockholders' equity in accordance with GAAP, after subtracting intangible assets. A reconciliation of stockholders' equity to tangible book value is included above.

Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities and availability from line of credit secured by residual certificates.

These non-GAAP measures have limitations as analytical tools because they do not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. The presentation of these non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. We have reconciled these non-GAAP financial measures with the most directly comparable GAAP financial measures elsewhere herein.

Non-GAAP Combined Six Months Ended June 30, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 and the three and six months ended June 30, 2024 are referred to as those of the “Predecessor” periods. Our financial results for the periods from January 15, 2025 through June 30, 2025 and the three months ended June 30, 2025 are referred to as those of the “Successor” periods. Our results of operations as reported in our Condensed Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through June 30, 2025 separately, management views our operating results for the six months ended June 30, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through June 30, 2025 against any of the previous periods reported in our Condensed Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and we do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Condensed Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the six months ended June 30, 2025. The combined results for the six months ended June 30, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through June 30, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined six months ended June 30, 2025 (prepared on a Non-GAAP basis) and six months ended June 30, 2024 (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

Adjusted net loss

We calculate Adjusted net loss as net income (loss) from continuing operations adjusted for stock compensation expense, severance expense, bankruptcy costs (which represent professional fees incurred related to the bankruptcy prior to filing of the petition and post-emergence), reorganization items, net (which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges), operating lease right-of-use assets impairment and long-lived asset impairment charges.

The following table presents a reconciliation of Adjusted net income (loss) to net income (loss) from continuing operations, which is the most directly comparable GAAP measure (in thousands):

	Successor	Predecessor
	Three Months Ended June 30,	Three Months Ended June 30,
	2025	2024
Net loss from continuing operations	$(8,932)	$(19,104)
Adjusted to exclude the following:
Stock compensation expense	1,836	2,446
Severance expense	367	1,685
Adjusted net loss	$(6,729)	$(14,973)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,	Six Months Ended June 30,
	2025	2025	2025	2024
		(in thousands)
Net income (loss) from continuing operations	$(15,382)	$45,090	$29,708	$(63,781)
Adjusted to exclude the following:
Stock compensation expense	2,327	144	2,471	3,770
Severance expense	388	4	392	1,685
Bankruptcy costs (post-emergence)	913	—	913	—
Reorganization items, net	—	(51,036)	(51,036)	—
Impairment charges	4,156	—	4,156	2,752
Adjusted net loss	$(7,598)	$(5,798)	$(13,396)	$(55,574)

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our full year 2025 guidance, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, cost-savings and their expected benefits, our expectations regarding UACC's business our available liquidity under the warehouse credit facilities and extensions of these facilities, future results of operations and financial position, including origination income, adjusted net income (loss) and our total available liquidity, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	As of June 30,	As of December 31,
	2025	2024
ASSETS
Cash and cash equivalents	$14,262	$29,343
Restricted cash (including restricted cash of consolidated VIEs of $52.0 million and $48.1 million, respectively)	52,901	49,026
Finance receivables at fair value (including finance receivables of consolidated VIEs of $815.0 million and $467.3 million, respectively)	849,041	503,848
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $0.0 and $310.0 million, respectively)	—	318,192
Interest receivable (including interest receivables of consolidated VIEs of $12.5 million and $13.3 million, respectively)	13,047	14,067
Property and equipment, net	3,955	4,064
Intangible assets, net	13,321	104,869
Operating lease right-of-use assets	6,336	6,872
Other assets (including other assets of consolidated VIEs of $11.0 million and $10.8 million, respectively)	26,891	35,472
Assets from discontinued operations	—	943
Total assets	$979,754	$1,066,696
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Warehouse credit facilities of consolidated VIEs	$205,822	$359,912
Long-term debt (including securitization debt of consolidated VIEs of $526.7 million at fair value as of June 30, 2025 and $210.7 million at amortized cost and $142.6 million at fair value as of December 31, 2024)	563,702	381,366
Operating lease liabilities	9,762	11,065
Other liabilities (including other liabilities of consolidated VIEs of $17.3 million and $13.8 million, respectively)	46,252	49,699
Liabilities subject to compromise (Note 6)	—	291,577
Liabilities from discontinued operations	2,272	4,022
Total liabilities	827,810	1,097,641
Commitments and contingencies (Note 12)
Stockholders’ equity (deficit) :
Common stock, $0.001 par value; 250,000,000 shares authorized as of June 30, 2025 and 500,000,000 shares authorized as of December 31, 2024; 5,199,568 and 1,822,532 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	5	2
Additional paid-in-capital	166,809	2,094,889
Accumulated deficit	(14,870)	(2,125,836)
Total stockholders’ equity (deficit)	151,944	(30,945)
Total liabilities and stockholders’ equity (deficit)	$979,754	$1,066,696

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	Three Months Ended June 30,	Three Months Ended June 30,
	2025	2024
Interest income	$45,748	$51,862

Interest expense:
Warehouse credit facility	3,259	6,986
Securitization debt	9,883	7,995
Total interest expense	13,142	14,981
Net interest income	32,606	36,881

Realized and unrealized losses, net of recoveries	19,500	18,729
Net interest income after losses and recoveries	13,106	18,152

Noninterest income:
Servicing income	1,259	1,587
Warranties and GAP income, net	3,645	1,378
CarStory revenue	1,846	2,913
Other income	2,067	3,141
Total noninterest income	8,817	9,019

Expenses:
Compensation and benefits	21,091	27,176
Professional fees	2,013	1,488
Software and IT costs	3,420	4,036
Depreciation and amortization	742	7,232
Interest expense on corporate debt	698	1,549
Other expenses	2,832	4,961
Total expenses	30,796	46,442

Loss from continuing operations before provision for income taxes	(8,873)	(19,271)
Provision (benefit) for income taxes from continuing operations	59	(167)
Net loss from continuing operations	$(8,932)	$(19,104)
Net income (loss) from discontinued operations	$413	$(2,084)
Net loss	$(8,519)	$(21,188)
Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(1.73)	$(10.61)
Net income (loss) per share attributable to common stockholders, discontinued operations, basic and diluted	$0.08	$(1.16)
Total net loss per share attributable to common stockholders, basic and diluted	$(1.65)	$(11.77)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	5,174,381	1,800,486

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,
	2025	2025	2024
Interest income	$82,905	$7,183	$102,939

Interest expense:
Warehouse credit facility	7,877	1,017	16,457
Securitization debt	16,431	1,178	12,864
Total interest expense	24,308	2,195	29,321
Net interest income	58,597	4,988	73,618

Realized and unrealized losses, net of recoveries	30,600	6,792	49,548
Net interest income (loss) after losses and recoveries	27,997	(1,804)	24,070

Noninterest income:
Servicing income	2,513	192	3,606
Warranties and GAP income (loss), net	7,724	307	(8,264)
CarStory revenue	4,238	432	5,892
Other income	4,548	113	5,925
Total noninterest income	19,023	1,044	7,159

Expenses:
Compensation and benefits	37,158	2,823	51,286
Professional fees	7,360	297	4,831
Software and IT costs	5,822	457	8,658
Depreciation and amortization	1,317	1,057	14,858
Interest expense on corporate debt	1,178	176	2,940
Impairment charges	4,156	—	2,752
Other expenses	5,202	371	9,416
Total expenses	62,193	5,181	94,741

Loss from continuing operations before reorganization items and provision for income taxes	(15,173)	(5,941)	(63,512)
Reorganization items, net	—	51,036	—
(Loss) income from continuing operations before provision for income taxes	(15,173)	45,095	(63,512)
Provision for income taxes from continuing operations	209	5	269
Net income (loss) from continuing operations	$(15,382)	$45,090	$(63,781)
Net income (loss) from discontinued operations	$512	$(4)	$(25,025)
Net (loss) income	$(14,870)	$45,086	$(88,806)

	Successor	Predecessor
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,
	2025	2025	2024
Net (loss) income per share attributable to common stockholders, basic:
Continuing operations	(2.98)	24.74	(35.49)
Discontinued operations	0.10	(0.00)	(13.92)
Basic	$(2.88)	$24.74	$(49.41)
Net (loss) income per share attributable to common stockholders, diluted:
Continuing operations	(2.98)	23.89	(35.49)
Discontinued operations	0.10	(0.00)	(13.92)
Diluted	$(2.88)	$23.89	$(49.41)
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders:
Basic	5,169,251	1,822,541	1,797,394
Diluted	5,169,251	1,887,371	1,797,394

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Successor	Predecessor
	Period from January 15 through June 30,	Period from January 1 through January 14,	Six Months Ended June 30,
	2025	2025	2024
Operating activities
Net (loss) income from continuing operations	$(15,382)	$45,090	$(63,781)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment charges	4,156	—	2,752
Profit share receivable	(78)	—	11,405
Depreciation and amortization	1,317	1,057	14,858
Losses on finance receivables and securitization debt, net	40,357	4,762	65,255
Losses on Warranties and GAP	3,709	407	4,175
Stock-based compensation expense	2,327	144	3,937
Provision to record finance receivables held for sale at lower of cost or fair value	—	—	(4,434)
Amortization of unearned discounts on finance receivables at fair value	—	(416)	(9,772)
Non-cash reorganization items, net	—	(51,741)	—
Other, net	(966)	193	(2,845)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	—	(14,337)	(231,639)
Principal payments received on finance receivables, held for sale	—	6,481	85,905
Other	—	169	2,811
Interest receivable	1,184	(164)	(489)
Other assets	(1,836)	5,178	5,605
Other liabilities	457	(2,627)	(9,740)
Net cash provided by (used in) operating activities from continuing operations	35,245	(5,804)	(125,997)
Net cash (used in) provided by operating activities from discontinued operations	(729)	(207)	82,820
Net cash provided by (used in) operating activities	34,516	(6,011)	(43,177)
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	(223,059)	—	—
Principal payments received on finance receivables, held for investment at fair value	158,482	2,985	65,523
Principal payments received on beneficial interests	840	147	1,421
Purchase of property and equipment	(3,190)	(151)	(926)
Net cash (used in) provided by investing activities from continuing operations	(66,927)	2,981	66,018
Net cash provided by investing activities from discontinued operations	637	—	10,834
Net cash (used in) provided by investing activities	(66,290)	2,981	76,852
Financing activities
Proceeds from borrowings under secured financing agreements	307,780	—	296,569
Principal repayment under secured financing agreements	(120,548)	(16,676)	(135,017)
Proceeds from financing of beneficial interests in securitizations	16,223	—	15,821
Principal repayments of financing of beneficial interests in securitizations	(6,589)	(1,028)	(6,281)
Proceeds from warehouse credit facilities	182,300	11,900	193,400
Repayments of warehouse credit facilities	(340,196)	(8,094)	(343,884)
Other financing activities	(1,474)	—	(326)
Net cash provided by (used in) financing activities from continuing operations	37,496	(13,898)	20,282
Net cash used in financing activities from discontinued operations	—	—	(151,178)
Net cash provided by (used in) financing activities	37,496	(13,898)	(130,896)
Net increase (decrease) in cash, cash equivalents and restricted cash	5,722	(16,928)	(97,221)
Cash, cash equivalents and restricted cash at the beginning of period	61,441	78,369	208,819
Cash, cash equivalents and restricted cash at the end of period	$67,163	$61,441	$111,598

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$22,067	$4,534	$29,321
Cash paid for reorganization items, net	$—	$1,705	$—
Cash paid for income taxes	$606	$—	$373